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STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO
EXCHANGE ACT FILINGS

I, Monte N. Redman, the principal financial officer of Astoria Financial Corporation, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Astoria Financial Corporation, and, except as corrected or supplemented in a subsequent covered report:

         - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with Astoria Financial Corporation's Audit Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         - Astoria Financial Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 filed with the Securities and Exchange Commission on or about March 26, 2002;

         - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Astoria Financial Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         -        any amendments to any of the foregoing.


/s/ Monte N. Redman                         Subscribed and sworn to before me
---------------------------------           this 12th day of August, 2002.
Monte N. Redman
August 12, 2002
                                            /s/ Thomas E. Lavery
                                            ---------------------------------
                                            Notary Public

                                            My Commission Expires:
                                            July 31, 2004
                                            ---------------------------------